Federal Home Loan Bank
NEW YORK

2019 ANNUAL REPORT TO MEMBERS
Elevating Our Partnership



2019 FINANCIAL HIGHLIGHTS

(Dollars in millions)	2019	2018	2017	2016	2015
SELECTED BALANCES AT YEAR-END					
Total Assets	**$ 162,062**	$ 144,381	$ 158,918	$ 143,606	$ 123,239
Advances	**100,695**	105,179	122,448	109,257	93,874
Investments	**56,892**	35,741	33,069	30,939	26,167
Mortgage Loans	**3,173**	2,927	2,897	2,747	2,524
Capital Stock	**5,779**	6,066	6,750	6,308	5,585
Retained Earnings	**1,801**	1,694	1,546	1,412	1,270
ANNUAL OPERATING RESULTS					
Net Income	**$ 473**	$ 560	$ 479	$ 401	$ 415
Dividends Paid	**366**	417	345	259	228
Dividends Per Share	**6.49%**	6.66%	5.54%	4.73%	4.22%
PERFORMANCE RATIOS					
Return on Average Equity	**6.53%**	7.20%	6.30%	5.86%	6.61%
Return on Average Assets	**0.32%**	0.36%	0.32%	0.31%	0.34%
Period End Equity-to-Assets	**4.65%**	5.37%	5.19%	5.31%	5.45%
Net Interest Margin	**0.46%**	0.52%	0.48%	0.43%	0.46%

Financial results are presented on a GAAP basis for each calendar year. Dividend results shown here are the payments the FHLBNY made during each calendar year, rather than the dividends paid from each calendar year's income. The Federal Home Loan Bank of New York's 2019 annual report on Form 10-K, as filed with the U.S. Securities and Exchange Commission, contains additional information about the FHLBNY's financial performance. The report is available on the FHLBNY's public website, www.fhlbny.com; under the "About Us" tab, select "Investor Relations," and look under the right-hand column labeled "Financial Reports." For a copy of the FHLBNY's Form 10-K, please send a request to fhlbny@fhlbny.com.

The information provided by the Federal Home Loan Bank of New York (FHLBNY) in this communication is set forth for informational purposes only. The information should not be construed as an opinion, recommendation, or solicitation regarding the use of any financial strategy and/or the purchase or sale of any financial instrument. All customers are advised to conduct their own independent due diligence before making any financial decisions. Please note that the past performance of any FHLBNY service or product should not be viewed as a guarantee of future results. Also, the information presented here and/or the services or products provided by the FHLBNY may change at any time without notice.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This report may contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as "projected," "expects," "may," or their negatives or other variations on these terms. The FHLBNY cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, regulatory and accounting rule adjustments or requirements, changes in interest rates, changes in projected business volumes, changes in prepayment speeds on mortgage assets, the cost of our funding, changes in our membership profile, the withdrawal of one or more large members, competitive pressures, shifts in demand for our products, and general economic conditions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

A MESSAGE TO OUR MEMBERS

In January 2020, when we began to develop this annual report, we reviewed the previous year to determine the themes that had shaped our cooperative in 2019. It had been a strong year for the Federal Home Loan Bank of New York (FHLBNY), both from a performance standpoint and with regard to our ability to execute our strategy. This strategy, of course, is always focused on our members. It was clear to us that, throughout 2019, in our products, programs and strategy, we had acted to elevate our partnership with our members. The strength of this elevated partnership was on full display in April 2020, right as this annual report went to press, as our nation faced the challenges wrought by the coronavirus pandemic. In March 2020 alone, as our nation and the financial markets reacted to the pandemic, our advances grew by $41 billion, an increase of 44 percent, as members increasingly looked to us as a reliable source of liquidity amid a turbulent operating environment. We entered the crisis on solid financial footing, with strong earnings in 2019 and a sound balance sheet – positioned to be able to partner with our members to help the communities we all serve. And we entered the year supported by the strength of the Federal Home Loan Bank System's funding franchise. We know that when markets are stressed, there is a flight to quality – and in such cases, investors find good value in our highly rated bonds, which in turn positions us to be able to fund our members' liquidity needs even in the most volatile environments. We know that in any crisis, the local lender is key. In every community, the local lender is vital to the local economy, and a key source of credit for businesses, families and municipalities. That is why our partnership with our members, and our ability to provide the liquidity on which they rely to help meet the needs of their customers and communities, is so important. And that is why we are constantly focused on elevating that partnership.

Our members know they have a strong partner in the FHLBNY. We closed 2019 with a solid advances book and a strong balance sheet; a healthy and diverse membership; and a talented and dedicated workforce, all of which are vital to the ongoing success of our cooperative. In 2019, we earned $472.6 million in net income – our fourth-highest results ever. We finished the year with strong



FHLBNY Dividend Performance
FHLBNY DIVIDEND
3-MONTH LIBOR
FED FUNDS (EFFECTIVE RATE)
8%
7%
6%
5%
4%
3%
2%
1%
0%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19

Diverse Membership


TOTAL
MEMBERS
336
COMMERICAL BANKS - 120
CREDIT UNIONS - 100
THRIFTS - 71
INSURANCE COMPANIES - 31
HOUSING ASSOCIATES - 9
CDFIS - 5

2019 NEW MEMBERS

Build America Mutual Assurance Company
Consumers Federal Credit Union
Everest Reinsurance Company
Korean American Catholics Federal Credit Union
Merchants Mutual Insurance Company
M.Y. Safra Bank, FSB
N.C.P.D. Federal Credit Union
North Franklin Federal Credit Union
SECNY Federal Credit Union
The Disability Fund, Inc.
Triple-S Salud, Inc.*
Triple-S Vida, Inc.*
Twin Rivers Federal Credit Union
Ulster Federal Credit Union

*First PR Insurance Companies

2019 Business Highlights

FHLBNY ADVANCES OUTSTANDING


$140B
$120B
$100B
$80B
$60B
$40B
$20B
$0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

FHLBNY LETTERS OF CREDIT (L/Cs) BUSINESS


$25B
$20B
$15B
$10B
$5B
$0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

advances levels of over $100 billion. We returned $352.5 million in dividends to our members for a full-year 2019 dividend rate of 6.35 percent – a solid return on our members' investment in the cooperative. We added new members in each of our membership sectors, including our first Puerto Rico insurance company members. And we launched new products and programs, including our Callable Adjustable Rate Credit Advance. Our performance positioned us as a leader within the Federal Home Loan Bank (FHLBank) System, which also performed well in 2019; all 11 FHLBanks reported positive earnings and the System closed 2019 with more than $640 billion in liquidity flowing through communities across the nation.

We are a strong partner, but our focus is on elevating this partnership. In 2019, we began executing on our 2019-2021 Strategic Plan, which includes several major and critical initiatives for our cooperative. These efforts are designed to improve the services we provide to our members, build our infrastructure and strengthen our culture. In 2019, perhaps no strategic initiative has been more transformational than implementing our Business Technology Strategy. This multi-year initiative is focused on enhancing and modernizing our technology-enabled business capabilities to better position our franchise to meet the changing needs of our members. To guide this effort, we created a Transformation Management Team (TMT), a cross-functional group of employees that continues to guide our organization through the transition to our technology future state. The Business Technology Strategy represents a significant investment in our technology infrastructure, which supports and strengthens each part of our cooperative. And we are already seeing benefits: in March 2020, we were able to seamlessly shift to a remote working environment operational posture, and continue to function at our full strength even with 100 percent of employees working remotely. But our investments in technology go beyond performing in a crisis: as we continue to execute on our Business Technology Strategy, we will enhance the products and programs we offer our members, strengthen our internal capabilities, and improve the overall member experience.

This includes a focus on enhancing our members' digital experience. In October 2019, we launched our new, redesigned website, which provides much easier access to a wealth of information our members need, from products and programs to educational resources, events, tutorials and economic data. The address – www.fhlbny.com – is the same, but the experience is much better.

A key feature of our redesigned website is our Financial Intelligence Library, which provides a collection of content from funding strategies and the economy to changes in the markets. We utilized the Financial Intelligence page to provide our members with updates on the market transition from LIBOR to SOFR, including podcasts featuring senior leaders at the FHLBNY discussing the transition. The FHLBNY, and the entire Federal Home Loan Bank System, is committed to supporting our members' transition needs through both access to reliable and diversified funding and product development. On the funding side, our leadership in the market's transition to SOFR will strengthen our ability to source reliable liquidity to help our members meet their balance sheet needs. And on the product side, we offer our SOFR-Linked Adjustable Rate Credit Advance, which allows members to transact floating-rate advances using the SOFR index. The transition from LIBOR to SOFR is a significant milestone for the environment in which we operate, and we are focused on ensuring that this transition is as smooth as possible for both our cooperative and our members. After all, our strategic vision is to be a balanced provider of liquidity to members in all operating environments.

We are also focused on enhancing member engagement to strengthen our partnership. We believe that engaging our members throughout the year provides an opportunity to learn more about the ways members can leverage your FHLBNY membership to support your strategies and grow your business. In 2019, we built on this belief with a number of events and outreach activities to elevate our partnership. In February 2019, we held our biennial Puerto Rico & U.S. Virgin Islands Member Forum, which brought together our management team, members of our Board, our Caribbean members, regulators and local leaders in housing and community development. Additionally, throughout the first quarter of the year, we held a number of training sessions in communities across our District to help prepare members for our 2019 Affordable Housing Program Round. We also held a number of training sessions on our new homeownership set-aside program – the Homebuyer Dream Program® – in advance of the program's launch in July 2019 to ensure our members were ready to hit the ground running and continue to create new homeownership

> *We are honored to stand alongside the local lenders of New Jersey, New York, Puerto Rico and the U.S. Virgin Islands as your trusted partner in all markets.*

opportunities for their customers. This is all in addition to our Strategic Financial Planning Workshops, programs we regularly hold and offer to members. These include Member-Director Education sessions; and Lunch-and-Learn events covering areas such as Asset Liability Management, Funding Solutions and Managing Interest Rate Risk. But the highlight of our member engagement in 2019 was our Member Symposium, *Strategies for Success: Are You Mission Ready?* It was the first event of this kind we have held – not so much an annual stockholders' meeting as a full-scale member education session, providing our members with a diverse range of presentations. The event was well received by an audience of over 100 senior leaders from across our membership. We had planned to hold our 2020 Member Symposium in April 2020, but this event was postponed in the wake of the coronavirus pandemic. We look forward to holding our next Symposium when circumstances allow, and delivering additional value to our members through this informative and newly annual event.

Even before the coronavirus pandemic, our industry faced unprecedented change, driven by technology, markets, customer needs and the regulatory environment. We recognize that our culture will help us address and embrace this evolution, and position us to remain relevant to our members in a changing environment. We can do this by building on our already strong culture and nurturing a culture that is more nimble, more responsive and more collaborative, and one that embraces change and focuses on learning and innovation, caring and connectivity. And so throughout 2019, the culture effort was a key initiative across the FHLBNY. Through a Bank-wide culture survey and a series of Culture Roadshows held in 2019, we gained further insight into the culture that drives the FHLBNY. We engaged every member of our team on this effort because our culture not only supports all of us, but belongs to all of us. We have colleagues who have been with the FHLBNY for more than 30 years, and others who are just starting out, and our culture is comprised of and informed by all of our experiences with the Bank – both individual and shared, regardless of role, rank or tenure. We created a Culture Management Office (CMO) to engage with stakeholders across the Bank, develop actionable programs and initiatives that will help us realize our cultural aspirations, and begin the implementation of these activities. Though the CMO will guide this effort, it is through the continued collective engagement of all our colleagues that we shall succeed in developing a culture that is more agile, collaborative and responsive – a culture that not only positions the FHLBNY for continued success in and relevance to our operating environment, but also provides each of us with more opportunities to take joy in our work and excel at the Bank.

Our housing mission is a key part of our culture, and in 2019 we marked two significant milestones in our Community Investment activities: the launch of our Homebuyer Dream Program® (HDP) and the 50th round of our Affordable Housing Program (AHP). On July 8, 2019, we ushered in a new era of creating homeownership opportunities at the FHLBNY with the launch of the HDP, a modernized version of our First Home Club℠ set-aside program. In preparing for the launch of the HDP, our Community Investment staff conducted significant outreach across our District, including in-person presentations, group training sessions, online tutorials, a live webinar and a number of written member communications. This outreach, and the commitment to creating housing opportunities that we share with our members, helped generate a strong turnout for the inaugural round, and we subsequently increased the amount of available funds by $2 million based on strong interest from our members, for a total of $9 million in available funds. When the round closed on July 30, one-third of our members had signed up to participate in the HDP, more than half of those members had submitted applications on behalf of households, and 734 households had been enrolled in the program, on their way to homeownership.

As we prepare for the HDP's 2020 round, our team has worked and continues to work with various program stakeholders to ensure that we build on this momentum and further help strengthen the HDP so that it can benefit households across our District for years to come – just as the First Home Club has provided a clear path to homeownership over its 25-year history. We are excited for the future of the HDP, and we are proud of the impact we have made through the First Home Club, through which we and our members have provided more than $136 million in grants to help nearly 18,000 households become homeowners.

On September 25, 2019, we announced the 2019 AHP Round, awarding $45.8 million in subsidies to fund 45 affordable housing initiatives that will result in the creation or rehabilitation of 3,210 affordable homes – the 50th such round we have announced since the first AHP grants went out in 1990. This milestone is a testament to both our continued focus on our housing mission and the continued commitment of our members to the communities we all serve. From our first AHP round to our fiftieth, our members have accessed these grants to support initiatives that make tangible and lasting impacts in the lives of households and families across our District and beyond. The AHP is at the core of our housing mission and a tremendous source of pride for all of us at the FHLBNY.

In 2019, we were not only focused on creating housing opportunities, but preserving them. In November 2019, we disbursed the final dollars of our Homeowner and Small Business Recovery Grant Programs – a $5 million allocation to support our efforts to help communities in Puerto Rico and the U.S. Virgin Islands recover from the dual impacts of hurricanes Irma and Maria in 2017. In total, these programs aided 530 households and 156 small businesses.

We created these programs with the knowledge that, in any crisis, the local lender is key. In every community, the local lender is vital to the local economy, and a key source of credit for businesses, families and municipalities. Local lenders have been there during and after every crisis we have seen. And so, communities across our District and across the nation will look to their local lenders during the coronavirus crisis and through recovery. Our members entered this crisis on stable footing, coming off of a year of strong performance. And as we go to press on this annual report, our members are meeting this challenge head on, providing loan relief, waiving fees and launching charitable response efforts for neighbors in need. Across our District – and across the nation – we see the local lender stepping up and creating opportunities to support customers and communities that are facing down a crisis. The local lender is truly a vital and committed part of every community across our country, and essential in this time of crisis.



The devastation of a home caused by Hurricane Maria.

Throughout 2019, we served as our members' reliable partner, elevating a partnership that can not only withstand a crisis, but help communities make it through one. We are honored to stand alongside the local lenders of New Jersey, New York, Puerto Rico and the U.S. Virgin Islands as your trusted partner in all markets.



José R. González
President and CEO

/s/



John R. Buran
Chairman

/s/

ELEVATING OUR MISSION

In 2019, the FHLBNY elevated our partnership with both our members and the communities we serve with the launch of the Homebuyer Dream Program® (HDP), a new set-aside grant program to provide closing cost and/or down payment assistance to first-time homebuyers – a more modernized version of our First Home Club℠ that better meets the current and future homeownership needs of our District. The HDP was developed through our ongoing engagement with our members, our housing partners, our Board and the members of our Affordable Housing Advisory Council to determine how the FHLBNY can better deploy our Community Investment programs in the communities we serve and be more responsive to the pressing housing needs of our region. In its debut, the FHLBNY approved a total of $9 million in grants to 734 first-time homebuyers receiving mortgages from our members through the program.

The benefits of participating in the HDP are similarly wide-ranging and compelling: a grant of up to $15,000 (inclusive of the $500 to defray costs of homeownership counseling) from the FHLBNY makes members more competitive in that market against out-of-district lenders and other non-members. Since the funds are used for down payment assistance and closing costs, the grant serves to make HDP households stronger, and less risky borrowers for the participating members. As the FHLBNY prepares to launch the second round of the HDP in 2020, participating members have been actively providing constructive guidance on how the program aligns with their own lending operations and capabilities.

In addition to the HDP launch, the FHLBNY issued $1.8 billion in low-cost advances to our members to help them serve affordable housing and community development needs in 2019. 2019 also marked the 50th Affordable Housing Program (AHP) round with $45.8 million in grants awarded to 45 projects, through our members.

Each of our core Housing and Community Lending Programs provides value for FHLBNY members in the sense that members can demonstrate an awareness of and responsiveness to local community needs, and that members can take advantage of clear and compelling business opportunities. Consider the ecosystem of an AHP project: from project development through lease-up, involved parties include developers (non-profit and for-profit), attorneys, engineers, contractors, consultants of various types, and ultimately tenants. All of these groups can be audiences for cross-sell efforts, for everything from demand accounts to lines of credit.

Though the programs above are meaningful to members on their own, they can be especially powerful in combination. For example, AHP funding could be used for construction costs on an owner-occupied project, and then some of the purchasing households could receive HDP grants. In this scenario, the developer could reduce its risk in regard to the contractor's performance through a letter of credit; the FHLBNY's Community Investment Cash Advance letter of credit could serve as a credit enhancement tool. Finally, the member's take-out loan used in this transaction could be funded by FHLBNY's discounted advance.

To make these combinations possible, there needs to be a wide awareness of the programs across the departments within a given FHLBNY member, including representatives from the treasury department, loan originations team (multi- and single-family) and the designated Community Reinvestment Act (CRA) Officer. In 2020, FHLBNY staff will conduct targeted trainings with members on the suite of programs to help them in-corporate the programs into their business strategy.

Within the FHLBNY, the programs increasingly depend on the knowledge, experience and support of a broad range of departments and teams. In 2019, staff established a multi-department working group to thoroughly review and begin implementing the new FHFA regulation, issued in November 2018, for the Affordable Housing Program. These efforts will continue and intensify in 2020, as the programs will be in full compliance with the new rule by January 1, 2021. Similarly, the relationship managers, marketing staff, and other key member contacts are offering new insights on how members can deepen their engagement with the FHLBNY through community investment programs. The holistic discussions FHLBNY staff will seek with member institutions throughout 2020 are fully supported by broad-based strategies, analysis and teamwork.

▸ View 2019 AHAC Annual Report

▸ View 2020 Community Lending Plan

Historical Housing & Community Lending Program Results

Numbers provided are since each program's inception through year-end 2019, unless otherwise noted.



AHP Bell Ringing at St. Augustine Apartments, Bronx, NY

AHP

- Awarded approximately $790 million in grants/equity, leveraging an additional $13 billion from other funding sources
- Awarded over 1,880 projects/real estate transactions consisting of more than 91,000 new or rehabilitated housing units

FHC/HDP HOUSING SET-ASIDE PROGRAMS

- Provided over $136 million in grants/equity
- Supported 17,896 household closings/real estate transactions

CLP ADVANCES

- $14.6B+ total advances funded
- $1.8B+ funded in 2019
- 38 Members took an advance in 2019

DISASTER RELIEF FUNDING: GRANTS/EQUITY & ADVANCES

- All of the $5 million in grants available under the Homeowner Recovery Grant (HRG) and Small Business Recovery Grant (SBRG) programs was disbursed in 2019 to aid the Caribbean
- Over $40 million in Disaster Relief Funding advances issued for activity in Puerto Rico and the U.S. Virgin Islands in 2018 and 2019

Affordable Housing Advisory Council (AHAC)

CHAIR

Wayne T. Meyer
President
New Jersey Community Capital
New Brunswick, New Jersey

VICE CHAIR

Maria G. Rodriguez-Collazo
Director of Housing Programs
PathStone Corporation
Ponce, Puerto Rico

Staci A. Berger
President and CEO
The Housing and Community Development Network of NJ
Trenton, New Jersey

Krystal R. Canady
Chief Executive Officer
The Gateway Family YMCA
Elizabeth, New Jersey

Susan Cotner
Executive Director
Affordable Housing Partnership/Albany Community Land Trust
Albany, New York

Robert DiVincent
Executive Director
West New York Housing Authority
West New York, New Jersey

Jacqueline S. Jones
Executive Director
Vineland Housing Authority
Vineland, New Jersey

Lisa Kaseman
Regional Vice President
Conifer LLC
Rochester, New York

Daniel Kelly
President
Community Quest
Egg Harbor Township, New Jersey

Retha Leno
Executive Director
Akwesasne Housing Authority
Akwesasne, New York

Daniel Martin
Chief Executive Officer
Housing Partnership Development Corporation
New York, New York

Colin McKnight
Acting Executive Director
New York State Rural Housing Coalition
Albany, New York

Carrie Michel-Wynne
Vice President of Strategic Relations
YWCA of Rochester & Monroe County
Rochester, New York

Gwen O'Shea
President and CEO
Community Development Corporation of Long Island
Centereach, New York

David A. Rowe
Executive Vice President
CAMBA Housing Ventures, Inc.
Brooklyn, New York

List reflects the AHAC as of January 1, 2020.

ELEVATING MEMBER EDUCATION AND OUTREACH

In 2019, we enhanced our educational offerings to members and elevated our partnership through various forums:




FINANCIAL INTELLIGENCE
Positioning Your Institution for Success

The LIBOR to SOFR Transition
As the Federal Home Loan Banks strive to lead the charge in the transition to the Secured Overnight Financing Rate (SOFR), the FHLBNY has taken the initiative to roll out SOFR-Linked features to our suite of credit products, offering members the flexibility to meet the demands of a changing market. This includes the Callable Adjustable Rate Credit Advance and the SOFR-Linked Adjustable Rate Credit Advance Program.

▸ Find out more in our Credit Products page

A Redesigned Website and Enhanced Financial Intelligence Content
Visitors to our public website will notice an improved user-experience, including simplified navigation and a mobile responsive design. We have also enriched our educational content with the addition of our new Financial Intelligence section, a hub of information dedicated to sharing our expertise on everything from funding strategies and the economy to changes in the financial marketplace.

▸ Explore articles, podcasts, and more

A New Suite of Hosted Events
FHLBNY Hosted Events are an added value to members which we have elevated through new and upgraded programs. The focus of our programming is to provide content that is relevant and timely to our members from internal and external experts to support their business strategies. New in 2019 was the Member Symposium, featuring a line-up of industry experts and amazing keynote, Robert O'Neill, Former SEAL Team Six Leader, Special Warfare Development Group, and *New York Times* Best-Selling Author. Presentations topics included the economy, technology, banking and strategy.


Keynote Speaker: Robert O'Neill

Another new addition was "Dinner & Discussions," a round table event held at Delmonico's Steakhouse. This program was hosted for Credit Unions and was an open-format session allowing members to engage with FHLBNY leadership on topics including the secondary mortgage market, liquidity, the economic landscape and their membership benefits.

▸ View more past events and photos

ELEVATING OUR PEOPLE AND CULTURE

At the FHLBNY, we know that our people are at the heart of everything we do. Throughout 2019, our employees led and participated in a variety of FHLBNY-sponsored events aimed to promote education, collaboration, camaraderie and personal well-being, all while providing support to the communities we serve by having each event tied to a different non-profit or charitable organization.

In 2019, the FHLBNY also established the Culture Management Office (CMO), a team designed to continue to strengthen our culture. The CMO's efforts will not only continue to position our culture for success in and relevance to our operating environment, but will also provide more opportunities for our employees to take joy in our work and excel at the FHLBNY.


2019 WALL STREET RUN & HEART WALK


LAUNCH OF THE HOMEBUYER DREAM PROGRAM®


FOUNDATION FOR HOSPITAL ART


DEVELOPING U - MINDFULNESS IN THE WORKPLACE


THE COLOR RUN


FHLBNY 'MIDTOWN MASTERS' TOASTMASTERS CLUB


RED VS. BLUE SOFTBALL GAME

LinkedIn®
Follow us to see how we connect with communities.

BOARD OF DIRECTORS



CHAIRMAN

John R. Buran+
President & CEO
Flushing Bank
Uniondale, New York

VICE CHAIRMAN

Larry E. Thompson*
Former Vice Chairman
The Depository Trust & Clearing Corporation
New York, New York

Kevin Cummings+
President & CEO
Investors Bank
Short Hills, New Jersey

Joseph R. Ficalora+
President, Chief Executive Officer & Director
New York Community Bank
Westbury, New York

Jay M. Ford+
Director
Crest Savings Bank
Wildwood, New Jersey

Michael M. Horn*
Partner
McCarter & English, LLP
Newark, New Jersey

Thomas L. Hoy+
Chairman
Glens Falls National Bank & Trust Company
Glens Falls, New York

David Huber*
President
Huber Advisory Services
Red Bank, New Jersey

Charles E. Kilbourne, III*#
Managing Director
Financial Services Volunteer Corps
New York, New York

Gerald H. Lipkin+
Chairman
Valley National Bank
Wayne, New Jersey

Kenneth J. Mahon+
President, Chief Executive Officer & Director
Dime Community Bank
Brooklyn, New York

Christopher P. Martin+
Chairman, President & Chief Executive Officer
Provident Bank
Iselin, New Jersey

Richard S. Mroz*
Managing Director
Resolute Strategies, LLC
Haddonfield, New Jersey

David J. Nasca+
President & Chief Executive Officer
Evans Bank, N.A.
Hamburg, New York

C. Cathleen Raffaeli*
Chief Executive Officer & Managing Director
Hamilton White Group, LLC, & Soho Venture Partners Inc.
New York, New York

Stephen S. Romaine+
Chairman of the Board
Tompkins Trust Company
Ithaca, New York

Rev. DeForest B. Soaries, Jr.*#
Senior Pastor
First Baptist Church of Lincoln Gardens
Somerset, New Jersey

Carlos J. Vázquez+
Senior Executive Vice President
Banco Popular de Puerto Rico
San Juan, Puerto Rico

Ángela Weyne*
Former Commissioner of Insurance
Commonwealth of Puerto Rico
San Juan, Puerto Rico

+Member Director
* Independent Director
# Public Interest Director

List reflects FHLBNY Board of Directors as of January 1, 2020.

EXECUTIVE LEADERSHIP

José R. González
President & Chief Executive Officer

Stephen Angelo
Senior Vice President & Chief Audit Officer

Edwin Artuz
Senior Vice President, Head of Corporate Services & Director of the Office of Minority & Women Inclusion

Melody Feinberg
Senior Vice President & Chief Risk Officer

Brian Finnegan
Vice President Corporate Secretary

Adam Goldstein
Senior Vice President & Chief Business Officer

Kevin Neylan
Senior Vice President & Chief Financial Officer

Cynthia Palladino
Senior Vice President, Head of Affordable Housing & Community Investment

Michael Radziemski
Senior Vice President, Chief Information Officer Technology Group

Phil Scott
Senior Vice President & Chief Capital Markets Officer

Michael Volpe
Senior Vice President, Head of Bank Operations

Jonathan West
Senior Vice President & Chief Legal Officer


New Jersey
New York

List reflects FHLBNY Executive Leadership as of April 2020.

FEDERAL HOME LOAN BANK OF NEW YORK

101 PARK AVENUE, NEW YORK, NY 10178-0601
212.681.6000 • WWW.FHLBNY.COM

